DELAWARE GROUP EQUITY FUNDS V

Delaware Retirement Income Fund

Supplement to the Prospectuses dated January 31, 2002

The following replaces the information in the section of the Prospectuses entitled "Portfolio managers" under "Who manages the Fund":

Portfolio managers

Timothy L. Rabe has primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in fixed-income securities. Mr. Rabe assumed primary responsibility for making investment decisions in fixed-income securities effective July 2002. In making investment decisions for the Fund, Mr. Rabe regularly consults with Jude T. Driscoll.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA charterholder.

Jude T. Driscoll, Executive Vice President/Head of Fixed-Income, received a bachelor's degree in Economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc, Montgomery Securities and Goldman Sachs & Co.

Nancy M. Crouse and Damon J. Andres have primary responsibility for making day-to-day investment decisions for Delaware Retirement Income Fund regarding its investments in equity securities.

Nancy M. Crouse, Vice President/Senior Portfolio Manager, earned a master's degree in business administration with a concentration in finance from the University of Pittsburgh and a bachelor's degree in international affairs from Lafayette College. She is a senior portfolio manager and an analyst for Delaware Investments' large cap value products and manages a sector team covering the consumer industries. Prior to joining Delaware Investments in 1993, she was Vice President of CoreStates Investment Advisers. She began her career as a credit analyst for Philadelphia National Bank. She is a Chartered Financial Analyst.

Damon J. Andres, Vice President/Portfolio Manager, earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. He is the portfolio manager and analyst for the Delaware REIT Fund. Mr. Andres' previous assignments at Delaware Investments include acting as a quantitative analyst for the firm's large cap value wrap product. Prior to joining Delaware Investments in 1994, Mr. Andres performed investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a Chartered Financial Analyst.

This Supplement is dated July 24, 2002.